SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 7, 2006

FISHER SCIENTIFIC INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920	02-0451017
(Commission File No.)	(IRS Employer Identification No.)

Liberty Lane, Hampton, New Hampshire	03842
(Address of principal executive offices)	(Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02      Results of Operations and Financial Condition.
     On February 7, 2006, the registrant announced its results of operations for the fourth quarter and full year ended December 31, 2005. A copy of the related press release is being attached as Exhibit 99.1 to this Current Report on Form 8-K, which is being furnished, but not filed, pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K.
     This current report on Form 8-K contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in the press release.
     To supplement the Company’s financial statements presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), the Company provides certain non-GAAP measures of financial performance and liquidity. These non-GAAP measures are comprised of (i) adjusted net income; (ii) adjusted diluted net income per share (also referred to as adjusted diluted earnings per share); (iii) adjusted operating income; (iv) adjusted diluted net income per share excluding intangible asset amortization; (v) free cash flow; and (vi) adjusted operating margin.
     The Company defines adjusted net income, adjusted diluted net income per share and adjusted operating income as net income, diluted net income per share and operating income, respectively, each computed in accordance with GAAP, excluding items that the Company considers to be nonrecurring to the Company’s operations. The Company calculates and discloses adjusted net income, adjusted diluted net income per share and adjusted operating income because the Company believes that these measures may assist investors in evaluating trends of the Company’s operating results without regard to items that are not considered recurring.
     The Company calculates and discloses adjusted diluted net income per share (as defined above) less amortization of intangible assets as calculated on a per share diluted basis because the Company believes that the exclusion of the intangibles amortization may assist investors in evaluating the Company’s operating results that are consistent over time for both newly acquired and historical businesses.
     The Company defines free cash flow as cash provided by operating activities less capital expenditures, each computed in accordance with GAAP. The Company believes that free cash flow is a useful measure of liquidity.
     The Company defines adjusted operating margin as adjusted operating income as a percentage of sales. The Company calculates and discloses adjusted operating margin because the Company believes that this measure may assist investors in evaluating trends of the Company’s operating results without regard to transactions that are not recurring.
     Investors should recognize these non-GAAP measures may not be comparable to similarly titled measures of other companies and that the measures presented are not a substitute or alternative for measures of financial performance determined in accordance with GAAP, such as net income as a measure of operating results or cash provided by operating activities as a measure of liquidity.
ITEM 7.01      Regulation FD Disclosure.

     Attached hereto as Exhibit 99.1, which is being furnished, but not filed, pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K, is the registrant’s press release dated February 7, 2006, announcing the Company’s results of operations for the fourth quarter and full year ended December 31, 2005.
ITEM 9.01      Financial Statements and Exhibits.
     (c)      Exhibits.

Exhibit Number	Description

Exhibit 99.1	Fisher Scientific International Inc.’s press release, dated February 7, 2006, announcing the Company’s results of operations for the fourth quarter and full year ended December 31, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fisher Scientific International Inc.
Date: February 8, 2006	By:	/s/ Kevin P. Clark
		Name:	Kevin P. Clark
		Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Fisher Scientific International Inc.’s press release, dated February 7, 2006, announcing the Company’s results of operations for the fourth quarter and full year ended December 31, 2005.